UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________________
FORM 8-K
 ________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2020
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Masonite International Corporation
(Exact name of registrant as specified in its charter)
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British Columbia, Canada	001-11796	98-0377314
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2771 Rutherford Road
Concord, Ontario L4K 2N6 Canada
(Address of principal executive offices)

(800) 895-2723
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Act:
Common Stock (no par value)	DOOR	New York Stock Exchange
(Title of class)	(Trading symbol)	(Name of exchange on which registered)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events

On August 31, 2020, the Company, and its co-defendant JELD-WEN, Inc., entered into a settlement agreement with the named plaintiffs representing a class of direct purchasers of interior molded and pre-hung doors included in In re: Interior Molded Doors Direct Purchaser Antitrust Litigation, a consolidated antitrust class action pending in the United States District Court for the Eastern District of Virginia (the “Court”). As part of the direct purchaser settlement, each defendant has agreed to make a payment of $28.0 million to the named plaintiffs and the settlement class in exchange for a full release of claims through the date of preliminary Court approval. Also, on September 4, 2020, the Company and its co-defendant, JELD-WEN, Inc., entered into a settlement agreement with the named plaintiffs representing a class of indirect purchasers of interior molded and pre-hung doors included in In re: Interior Molded Doors Indirect Purchaser Antitrust Litigation. As part of the indirect purchaser settlement, each defendant has agreed to make a payment of $9.75 million to the named plaintiffs and the settlement class in exchange for a full release of claims through the date of execution of the settlement agreement. Both settlements are subject to preliminary and final Court approval and other conditions set forth in the respective settlement agreements. The Company continues to believe the claims are without merit and denies any liability for the claims made against it, but entered into the settlements in order to avoid the incurrence of further cost and expense and to avoid the uncertainties inherent in any litigation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASONITE INTERNATIONAL CORPORATION

Date:	September 4, 2020	By:	/s/ Robert E. Lewis
		Name:	Robert E. Lewis
		Title:	Senior Vice President, General Counsel and Secretary

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